EXHIBIT 10.8
                                                                    ------------

                                SERVICE AGREEMENT


     This  Service  Agreement  (this  "Agreement")  is  made  this  2nd  day  of
December, 2001, (the "Effective Date) by and between EssTec Inc. (the "Consultant") and Crescent Diagnostic Medical Group (the "Customer").


                               A G R E E M E N T:

     1.     SERVICES  TO  BE  RENDERED.  The  Consultant  will  perform  web
            ---------------------------
development work for the Customer as more particularly described in Exhibit A, which is attached hereto and incorporated into this Agreement. All services provided by the Consultant to the Customer are defined as the "Services," and any task discretely listed on Exhibit A, attached hereto, is the "Task") If Exhibit A lists an estimated date or time for completion ("Estimated Completion Date") for any Task, the Consultant shall use best efforts to complete the Task by such Estimated Completion Date. However, the Consultant cannot guarantee that any Task will be complete on the Estimated Completion Date. If Exhibit A does not list any Estimated Completion Date for any Task, the Consultant will use best efforts to complete such Task within a reasonable period of time.

     2.     PAYMENT  OF  FEES.  In  consideration  of the Services, the Customer
            ------------------
shall pay Consultant, the fees (the "Fees") more particularly described in Exhibit B, which is attached hereto and incorporated into this Agreement.

    3.     OWNERSHIP  OF  WORK.  The  ownership  of  original  source  codes,
           -------------------
design, templates, workflow charts, artwork, including sketches and any other materials created in the process of performance of Services or execution of Tasks, shall remain with The Consultant.

     4.     INDEMNIFICATION.
            ----------------

     (a)     INDEMNIFICATION  BY  CUSTOMER.  The  Customer  agrees to indemnify,
             -----------------------------
defend and hold the Consultant, it's owners and its agents, officers, directors, lawyers, accountants, and employees, harmless from and against any and all losses, claims, demands, damages, liabilities, costs and expenses, including but not limited to reasonable attorneys' fees and the costs of any legal action arising from Customer's web site(s) or Customer's use of the Services. Such indemnification shall include, but not be limited to, claims for libel, slander, infringement of copyright, theft of misappropriation of intellectual property, or unauthorized use of any trademark, trade name, or service mark.

     (b)     INDEMNIFICATION  BY  CONSULTANT.  Except  as  otherwise  herein
             -------------------------------
provided, the Consultant agrees to indemnify, defend and hold the Customer and its agents, officers, directors, lawyers, and accountants harmless from and against any and all losses, claims, demands, damages, liabilities, costs and expenses, including but not limited to, reasonable attorneys' fees and costs of

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any  legal  action  (but  excluding  consequential  damages)  arising  from  the
Consultant's gross negligence in the course of providing the Services under this agreement. In no event will the Consultant be liable for lost or damaged data, loss of business, or anticipatory profits, or any other consequential or incidental damages resulting from the use or operation of the Services or the maintenance thereof.

     5.     LIMITATION OF DAMAGES.  The Consultant will endeavor to provide high
            ----------------------
quality Services and a high quality Product. However, the Consultant is not, and will not be responsible for any consequential or incidental damages resulting from any malfunctioning of Customer's web site resulting form Consultant's Services, including, but not limited to, any interruptions of service, or data loss (including lost transactions) regardless of whether such damages arose from Consultant's negligence. Although the Consultant will endeavor to safeguard any data provided by the Customer, the Customer agrees that it is responsible for safeguarding its data, including maintaining backup data sets.

     6.     TERMINATION  OF  AGREEMENT.
            --------------------------

     (a)     MATERIAL  BREACH.  If  either  party  is  in  material  breach this
             -----------------
Agreement, the non-breaching party may serve the breaching party with a written notice specifying the material breach and requesting the breaching party to cure it. If the breaching party fails to cure the material breach within ten (10) days after its receipt of the notice, the non-breaching party may terminate this Agreement by sending a written notice of termination to the breaching party. The termination of this Agreement shall take effect immediately on the receipt of such notice of termination by the breaching party.

     (b)     TERMINATION  ABSENT A BREACH.  Neither party shall have the ability
             -----------------------------
to unilaterally terminate the Agreement, except as specifically permitted by provisions of this Agreement. A party specifically granted the ability to terminate this Agreement for any reason not covered by subsection (a) of this Paragraph, may exercise this right by sending the other party a written notice stating that it is terminating the Agreement and citing the specific paragraph and subparagraph providing the party with the ability to terminate the Agreement. The termination of this agreement shall take effect thirty (30) days following the other party's receipt of this notice. This sub-paragraph shall not apply to any termination arising from a material breach.

     (c)     EFFECT  OF  TERMINATION.  On  any  termination  of  this  Agreement
             ------------------------
pursuant to this paragraph, the Consultant may immediately cease providing Services to the Customer, and neither party shall have any further obligation to the other under the Agreement, provided that neither party shall be relieved from any obligations or liabilities arising under the Agreement prior to its termination.

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     7.     WARRANTIES;  LIMITATIONS  ON  LIABILITY.     THE CONSULTANT MAKES NO
            ---------------------------------------
WARRANTY, REPRESENTATION, OR PROMISE NOT EXPRESSLY SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN THE SERVICES ARE PROVIDED "AS
IS." THE CONSULTANT DISCLAIMS AND EXCLUDES ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, TITLE AND FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE. THE CONSULTANT DOES NOT WARRANT THAT THE SERVICES OR RELATED MATERIALS WILL SATISFY CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES AND RELATED SERVICES WILL BE WITHOUT DEFECT OR ERROR.

     8.     ENTIRE AGREEMENT.  This Agreement supersedes all previous agreements
            -----------------
between the parties, contains the entire understanding between the parties, and may not be changed, except in writing, duly executed by each of the parties.

     9.     INDEPENDENT CONTRACTOR.  The Consultant is an independent contractor
            -----------------------
relative to the Customer and nothing contained herein shall be deemed to create a partnership or agency relationship.

     10.     ASSIGNMENT.  This agreement may not be assigned without the express
             -----------
written  consent  of  the  non-assigning  party.

     11.     NOTICES.  All  notices  required  by  this  Agreement  shall  be in
             -------
writing and sent by Facsimile, Electronic Mail, Federal Express, or U.S. Mail, Return Receipt Requested as provided below. Such notice shall be sufficient for the purposes of this Agreement only if sent to the party's "Address for Service" as listed below. Such Address for Service may be changed by any party by serving notice (in compliance with the paragraph) on the other party. No notice sent by facsimile shall be sufficient without a confirmation receipt. No notice sent by electronic mail shall be sufficient unless sent to an address included in the recipient's Address for Service and acknowledged by a human-generated response.

Consultant's  Address  for  Service:
     Address:     9500  E.  Artesia  Blvd.
                  Suite  203
                  Bell  Flower,  CA  90706
     Fax:         (562)  867  -  1232
     E-mail:      saquib@esstec.com

Customer's  Address  for  Service:
     Address:     2500  Ball  Road
                  Suite  200
                  Anaheim,  CA  92806
     Fax:         (714)  254  1078
     E-mail:      sanaUkhan@aol.com


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     12.     DISPUTE RESOLUTION.  If a dispute or claim shall arise with respect
             -------------------
to any of the terms or provisions of this Agreement, then either party may, by notice as herein provided, require that the dispute be submitted under the Commercial Arbitration Rules of the American Arbitration Association to an
arbitrator in good standing with the American Arbitration Association within fifteen (15) days after such notice is given. Any such arbitrator so selected is to be mutually acceptable to both parties. If both parties are unable to agree upon a single arbitrator, each party shall appoint one (1) arbitrator. If either party does not appoint an arbitrator within five (5) days after the other party has given notice of the name of its arbitrator, the single arbitrator appointed by the party giving notice shall be the sole arbitrator and such arbitrator's decision shall be binding upon both parties. If two (2) arbitrators are appointed, these two (2) arbitrators shall appoint a third arbitrator who shall proceed to resolve the question. The written decision of the single arbitrator ultimately appointed by or for both parties shall be binding and conclusive on the parties. Judgment may be entered on such written decision by the single arbitrator in any court having jurisdiction and the parties consent to the jurisdiction of Orange County, California for this purpose. Any arbitration undertaken pursuant to the terms of this section shall occur in Orange County, California.

     13.     ATTORNEYS'  FEES.  In  the  event  of  any  legal,  equitable  or
             ----------------
administrative action or proceeding brought by any party against another party under this Agreement, the prevailing party shall be entitled to recover the reasonable fees of its attorneys and any costs incurred in such action or proceeding including costs of appeal, if any, in such amount that the court or administrative body having jurisdiction over such action may award.

     14.     GOVERNING  LAW.  This  Agreement  will be construed and enforced in
             --------------
accordance with, and governed by, the laws of the State of California in the United States of America without giving effect to any conflict of laws principles. The parties hereby consent to the personal jurisdiction of the courts of the County of Orange, California, and waive any rights to change venue.

     15.     CURRENCY  DENOMINATIONS.  All  currency denominations are in United
             ------------------------
States  dollars.

                             SIGNATURE PAGE FOLLOWS


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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be duly  executed  and  delivered  as  of  the  date  first  written  above.

The  Consultant

/s/ Abdul  L  Saquib
_______________________________
By:  Abdul  L  Saquib
Its:  VP  Operations


The  Customer

/s/ Sana  U  Khan
______________________________
By:  Sana  U  Khan
Its:  President



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                                    EXHIBIT A

                                    SERVICES

Outsourcing of two individuals for the development, deployment and maintenance of Network and IT Services for the period of one year as per the following table.


INDIVIDUAL             ESTIMATED  TIME  REQ. / WEEK
-----------------     ----------------------------
Abdul  L.  Saquib     10  hours
-----------------     ----------------------------
Adnan  Rana           40  hours
-----------------     ----------------------------






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                                    EXHIBIT B

                                      FEES

     In consideration of the Services, the Customer shall pay the Consultant, as per the following rate:


INDIVIDUAL       HOURS PER MONTH     CHARGE PER MONTH
----------       ---------------     ----------------

Abdul L Saquib          40              $  6,000.00
----------       ---------------     ----------------

Adnan Rana             160              $  8,000.00
----------       ---------------     ----------------

               Total Monthly Charge     $ 14,000.00
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